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CUSIP NO. 15100A104                   13G                    PAGE 14 OF 18 PAGES
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                                                                       Exhibit 1

                                    AGREEMENT

      Pursuant to Rule 13d-1-(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of Celebrate Express, Inc.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: February 11, 2005

                                           ARCH VENTURE FUND IV, L.P.

                                           By: ARCH Venture Partners IV, L.L.C.
                                               its General Partner

                                               By:            *
                                                   -----------------------------
                                                   Steven Lazarus
                                                   Managing Director

                                           ARCH ENTREPRENEURS FUND, L.P.

                                           By: ARCH Venture Partners IV, L.L.C.
                                               its General Partner

                                               By:            *
                                                   -----------------------------
                                                   Steven Lazarus
                                                   Managing Director

                                           ARCH VENTURE PARTNERS IV, L.L.C.

                                               By:            *
                                                   -----------------------------
                                                   Steven Lazarus
                                                   Managing Director

                                                         *
                                           -----------------------------------
                                             Steven Lazarus

                                                         *
                                           -----------------------------------
                                             Keith Crandell

                                                         *
                                           -----------------------------------
                                             Robert Nelsen

                              Page 14 of 18 Pages

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CUSIP NO. 15100A104                   13G                    PAGE 15 OF 18 PAGES
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                                                         *
                                           -----------------------------
                                             Clinton Bybee

                                                   * By: /s/ Mark McDonnell
                                                         -----------------------
                                                         Mark McDonnell as
                                                         Attorney-in-Fact

--------------------
This Agreement was executed by Mark McDonnell pursuant to Powers of Attorney attached hereto as Exhibit 2 and incorporated herein by reference.

                              Page 15 of 18 Pages